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                                                                    EXHIBIT 99.2

                          CONSENT OF WILLIAM H. SPELL


     I hereby consent to all references to me as a nominated director in the Registration Statement on Form S-4 of Eagle Pacific Holdings, Inc. and the Proxy Statement/Prospectus constituting a part thereof.



                                    /s/ WILLIAM H. SPELL
                                    --------------------



Minneapolis, Minnesota
February 8, 1999